SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017
IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	001-37532 (Commission File Number)	72-1280718 (I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE
On January 27, 2017, IBERIABANK Corporation (the “Company”) disclosed the following:

•	During the three months ended December 31, 2016, the Company received some deposits with a cost of approximately 75 to 100 basis points tied to ongoing deposit campaigns.

•
The Company paid an average of 90 basis points on $260 million of new public fund deposits in the fourth quarter of 2016.  Public funds accounts are typically multi-year contractual obligations with floating rate pricing tied to short-term interest rates. These relationships generally have    multiple accounts with various interest rate levels. The annual growth in year end balances is largely driven by real estate tax collections by our municipal customers. These balances typically remain on deposit with the Company for 45 to 60 days.  The majority of the deposit growth experienced during the most recent quarter was from long-term existing clients and not from new public fund relationships. Given the short-term nature of these seasonal funds, the deposit balances tied to these seasonal flows are held in liquid investments until they are withdrawn from the Company. The same entities that experience those seasonal inflows maintain relatively steady balances in their primary operating accounts at the Company throughout the entire year. Given the contractual nature of the primary operating accounts and relatively stable balances of portions of the accounts, the Company is able to purchase high quality investments in its bond portfolio and earn a spread for a majority of the year well in excess of the deposit rates paid on the stable balances. In addition, Treasury Management services and income from lending products provide ancillary income to improve the return on the overall relationship with our institutional clients.   On an annual basis, the full year income from the suite of products and services offered to these institutional clients provides a favorable risk-adjusted return for the Company.

•	The Company currently expects total deposits to decline approximately $600 million during the first half of 2017.

•	During the year ended December 31, 2016, the Company reduced its non-accrual energy loan balances by approximately $4 million of interest payments.

•	With the termination of its 12 loss share agreements, the Company will no longer incur an indemnification asset amortization expense in 2017. This expense was estimated to be approximately $8 million.

•	In 2016, the Company had gross recoveries of $10 million on its covered loan portfolio, of which $8 million was reimbursed to the FDIC.

Caution About Forward-Looking Statements
This Current Report on Form 8-K contains "forward-looking statements," which may include forecasts of our financial results and condition, expectations for our operations and businesses, and our assumptions for those forecasts and expectations. Do not place undue reliance on forward-looking statements. Due to various factors, actual results may differ materially from our forward-looking statements. Factors that could cause our actual results to differ materially from our forward-looking statements are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors” and “Regulation and Supervision” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in other documents subsequently filed by the Company with the Securities and Exchange Commission, available at the SEC’s website, http://www.sec.gov, and the Company’s website, http://www.iberiabank.com. To the extent that statements in this Current Report on Form 8-K relate to future plans, objectives, financial results or performance by the Company, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology.
 Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors that could cause or contribute to such differences include, but are not limited to: the level of market volatility, our ability to execute our growth strategy, including the availability of future bank acquisition opportunities, our ability to execute on our revenue and efficiency improvement initiatives, unanticipated losses related to the completion and integration of mergers and acquisitions, refinements to purchase accounting adjustments for acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, actual results deviating from the Company’s current estimates and assumptions of timing and amounts of cash flows, utilization of non-GAAP financial measures, credit risk of our customers, resolution of assets formerly subject to loss share agreements with the FDIC, effects of the on-going correction in residential real estate prices and  levels of home sales, our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act and those adopted by the Basel Committee on Banking Supervision and federal banking regulators, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, competition from competitors with greater financial resources than the Company, reputational risk and social factors, compliance with laws and regulations, increases in FDIC insurance assessments, geographic concentration of our markets, economic and business conditions in our markets or nationally, including the impact of volatility of oil and gas prices, rapid changes in the financial services industry, significant litigation, cyber-security risks including dependence on our operational, technological, and organizational systems and infrastructure and those of third party providers of those services, hurricanes and other adverse weather events, and valuation of intangible assets. All information is as of the date of this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE:	January 27, 2017	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and
Chief Executive Officer